SALON

MAKES YOU THINK



Vladimir Putin goes
rogue: Ukraine, NAT
nuclear weapons -- a
very dangerous new
reality
Post-Cold War era's over. Dealing
Putin means learning to talk to him
respecting some legitimate concer
JEFFREY TAYLER | August 28, 2014 03:35 PM

SALON MEDIA GROUP, INC

SEPTEMBER 2014

NOTE ON FORWARD-LOOKING STATEMENTS

This presentation has been prepared by Salon Media Group, Inc. (the “Company”) solely for informational purposes. It is not, and should not be assumed to be, complete. This presentation is not an offer to sell securities, nor is it a solicitation of an offer to buy securities. This presentation is not directed at, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction.

This presentation contains forward-looking statements that are made as of the date of this presentation based upon our current expectations. All statements, other than statements of historical fact, including, but not limited to, statements regarding our traffic, strategy, plans, objectives, expectations, intentions, financial performance, financing, economic conditions, on-line advertising, market performance, and revenue sources constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 14, 2014, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 26, 2014, including the “Risk Factors” set forth in such reports, and our other reports currently on file with the Securities and Exchange Commission, which contain detailed discussion of risks and uncertainties that may affect our future results. We do not undertake to update any forward-looking statements except as otherwise required by law.

SALON

AT A GLANCE

KEY POINTS

FEARLESS JOURNALISM. MAKING THE CONVERSATION SMARTER.

- Salon is an award-winning online news Website offering fearless journalism and a fresh, progressive voice
- Total revenue in FY14 ended in March grew 65% to $6M
- 17M users a month on multiple platforms ranging from mobile to social media
- Mobile traffic growing rapidly – accounted for 52% of traffic in quarter ended June 2014
- Social media is Salon’s largest referral group – over 600k Facebook “likes” and 400K Twitter followers in September 2014
- Our audience is attractive to ad buyers looking to reach an affluent demographic comprised of decision makers and influencers across politics, culture, art, fashion, and technology
- Our advertisers include major household brands ranging from automotives (Cadillac, Lexus, Infiniti) to entertainment (HBO, Showtime, AMC, Warner Brothers), to finance (Citibank, Goldman Sachs), and others (Siemens, Cole Haan).
- 45% of ad sales sold by Salon’s sales team in FY2014 were generated by rich media and sponsored content

TWO YEARS OF STRONG AUDIENCE GROWTH

Salon has experienced unprecedented traffic growth since June 2012

- 290% Overall Traffic Growth
- 549% Mobile Browser Growth
  - Excludes mobile app traffic
- 733% Social Media Growth
  - Includes referral traffic from social media sites such as Facebook, Twitter and Reddit



Total Traffic
June 2012 – June 2014
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
4,545,119
17,705,490
Jun-12 … Jun-14



Mobile
June 2012 – June 2014
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
1,101,373
9,840,804
Jun-12 … Jun-14



Social
June 2012 – June 2014
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1,536,198
13,765,752
Jun-12 … Jun-14

Source: Google Analytics, June 2012 – June 2014

BUSINESS STRATEGY



4. Revenue Growth
3. Traffic Growth
2. Product Innovation
1. Strategic Hires
GROWTH CATALYSTS

- In 2012, Salon adopted a strategy that has led to the most significant period of user growth in its history. Salon's strategy has been to focus on growing its user base, which in turn increases its attractiveness to advertisers, leading to growth in revenues.

- As a result, in June 2014, Salon reached an all-time high of 17.6M unique visitors according to Google Analytics.

- Looking forward we will continuing to focus our strategy on accelerating growth of our core business, Salon.com. We plan to achieve this the following ways:
  1. Making strategic hires to build the best news site
  2. Innovating our editorial and sales products
  3. Increasing traffic to our site with innovative content
  4. Bringing in more revenue from increased traffic and innovative sales offerings

SALON

WHO WE ARE

WHO IS SALON

Salon was founded in 1995 – offering a fresh and progressive voice in the new Internet landscape.

Featuring a diverse array of voices and perspectives, Salon covers a wide range of topics including News, Politics, Business, Technology, Life, Entertainment, and the newly launched Sustainability and Innovation channels.

Since 2010, Salon has received awards for its fearless journalism including a Webby Award Honoree for Best Writing, a Mirror Award for Best Commentary, two Online Journalism Awards, and a Sydney Award for Investigative Journalism.



SALON
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SALON
Hillary's overlooked '16 worry: Will she write off the anti-interventionist left again?
For all the talk about her positioning around inequality, her foreign policy may alienate voters she needs in '16
JOAN WALSH | August 11, 2014 11:56 AM

DRIVING THE NATIONAL CONVERSATION

"They're thoughtful and provocative; they have the potential to change minds and alter opinions…" – Jeff Yang on Salon's coverage, Wall Street Journal, March 29, 2014

Salon's diverse editorial thought-leadership influences conversations on leading topics of our time from politics and healthcare to women's rights and entertainment.


The Washington Post

Middle East

Rolling Stones to perform in Israel despite pressure from Pink Floyd members to cancel

JERUSALEM — Recently, two surviving founders of Pink Floyd sent the rock band equivalent of a diplomatic cable — an open letter published in Salon — to the Rolling Stones. They asked Mick Jagger and his crew to

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The Opinion Pages

WORLD U.S. N.Y. / REGION BUSINESS TECHNOLOGY SCIENCE HEALTH SPORTS OPINION ARTS STYLE

OP-ED COLUMNIST

Frankenstein Goes to Congress

By GAIL COLLINS

Published: October 4, 2013

Our question for today is: Why don't the Republicans just throw in the towel? Really, this is not go

Gail Collins

Representative John Culberson of Texas called Obamacare "a violation of our most sacred right as Americans to be left alone." This was during an interview with Salon, in which Culberson waxed wroth about the whole idea of any government intervention into health care.

The interviewer, Josh Eidelson, asked, "What does that mean for Medicare, then?"

"What does that mean for Medicare? What does that have to do with anything?" Culberson demanded.

WRITERS MAKING HEADLINES

- Salon was selected as an Honoree for the 2014 Webby Awards for Best Writing (Editorial)
- Salon essayist Roxane Gay's collection hit the New York Times best-seller list
- Blake Zeff co-hosted MSNBC’s The Cycle
- Salon’s Social Media Editor, Liam O’Donoghue, was interviewed for a Digiday story on Facebook’s algorithm
- Salon’s *Snowpiercer* and *Godzilla* reviews quoted on TV and promotional ads
- Salon debuted the first music from Michael Stipe since break-up of R.E.M., earning mentions in *Rolling Stone*, *The Wall Street Journal*, *Pitchfork*, *USA Today*, *The Guardian*, the BBC and more
- Paul Krugman cited the work of Andrew Leonard in a *New York Times* column
- Salon #CancelColbert Headline featured on Comedy Central
- Mary Elizabeth Williams appears in Today Show segment about Gwyneth Paltrow
- Kim Brooks interviewed on CNN and Good Morning America for her piece “I Left My Child in the Car”


SALON
#CancelColbert trends after show sends controversial tweet
Don't #CancelColbert, just hire more writers of color
Why we fight about Colbert and Lena Dunham: Twitter politics are all we have left
Stephen
#CancelColbert turns ugly: Why does it make white people so angry to talk about race?
No, we shouldn't
In support of #CancelColber
Stephen Colbert needs to ma
Twitter Lea Twitter
TODAY
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OBAMACARE
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SALON NEWS

The latest headlines about the brand…



MEDIA
Thomas Frank, Author and Historian, Will Join Salon
By LESLIE KAUFMAN FEB. 11, 2014
Salon Media Group said Tuesday that it was hiring Thomas Frank, the historian and author best known for his book "What's the Matter With Kansas," to write feature articles every Sunday as well as weigh in on current events as warranted.
"I see him fulfilling a role similar to Frank Rich at New York Magazine," said David Daley, Salon's editor in chief.
Mr. Frank will give up his "Easy Chair" column at Harper's Magazine, which he has written since 2010, but may occasionally write for the magazine in the future.
SALON
NEWS POLITICS ENTERTAINMENT LIFE TECH BUSINESS SUSTAINABILITY INNOVATION
Welcome to Salon Innovation!
INNOVATION
MediaDailyNews
Home > MediaDailyNews > Tuesday, Feb 18, 2014
Salon Records Big Rise In Ad Revs, Visitors
by Gavin O'Malley, Feb 17, 2014, 12:11 PM
Despite rampant competition, investments in social and mobile distribution helped Salon Media Group finish 2013 on a high note.
For the quarter ended Dec. 31, the digital media veteran saw net revenue from continuing operations reach $1.9 million -- up 82% from the same period a year earlier. For the nine months ended Dec. 31, net revenue was $4.6 million, which represented an increase of 70% year-over-year.
Ad revenue hit $1.8 million for the three months ended Dec. 31 -- up 80% year-over-year. For the nine-month period, ad revenues were $4.3 million -- an increase of 72% compared to the same period in the prior year.
For the quarter's success, Salon credited its internal sales team, which was responsible for $1.1 million in sales for the three months ended December 31 - up 175% year-over-year.
Measured by comScore, Salon's unique visitors increased 13%, compared to the quarter ended Sept. 30, 2013. Salon also experienced a 60% increase in mobile browser traffic in the December 2013 quarter, compared to the same quarter last year.
The company said it continues to see a significant shift to readers accessing Salon from mobile devices, with 48% of users visiting the Salon.com from mobile devices in December.

Growing our staff…

Key hires include celebrated writer Thomas Frank, Politics writer, and Laura Bennett, formerly of The New Republic, Culture Editor

Growing our coverage…

Following our Sustainability section launch, Salon launched its new Innovation section, in partnership with Cadillac

Growing our business…

- ✓ Revenues grew 65% in FY14 as compared to prior year
- ✓ In June 2014, we reached a new peak of 17.6 million unique users for the month, as measured by Google Analytics

AT THE CENTER OF THE CONVERSATION


THE DAILY BEAST
The Washington Post
BUSINESS INSIDER
Forbes
THE HUFFINGTON POST
the Atlantic
The New York Times
Slate
BUSINESS & NEWS
POLITICS
SALON
ENTERTAINTMENT & TECNOLOGY
LIFE & CULTURE
The Hollywood Reporter
VULTURE
GAWKER
New York

HIGHLY ENGAGED USERS

AFFLUENT ~ EDUCATED ~ ENGAGED

17.6MM	Monthly Uniques
53,500,000	Page Views/Month
9+ Minutes	Average Time Spent
$96,000	Average annual income
36	Median Age
85%	College Educated
57/43	Male/Female Split

Source: Google Analytics for traffic data; comScore for demographic data

HIGHLY ENGAGED + TOP EARNERS

High-quality, free content keeps readers engaged across the site

Average minutes per view (total audience)



SALON.COM 2.0
NEW YORK TIMES DIGITAL 1.8
THEWEEK.COM 1.5
SLATE.COM 1.5
THEATLANTIC.COM 1.4
THEDAILYBEAST.COM 1.4
BUSINESSINSIDER.COM 1.3
POLITICO.COM 1.2
HUFFINGTONPOST.COM 1.2
WASHINGTONPOST.COM 1.1
GAWKER.COM 1.0
NYMAG.COM 0.9
0.0 0.5 1.0 1.5 2.0

A35+ & HHI $100K+ (comp.)



SALON.COM 35.7
POLITICO.COM 33.1
NYMAG.COM 31.9
WASHINGTONPOST.COM 29.8
THEWEEK.COM 29.0
NEW YORK TIMES DIGITAL 26.7
THEDAILYBEAST.COM 25.5
BUSINESSINSIDER.COM 23.4
HUFFINGTONPOST.COM 22.1
GAWKER.COM 21.5
SLATE.COM 20.7
THEATLANTIC.COM 18.0
0.0 10.0 20.0 30.0 40.0

Source: comScore

SALON ON DEMAND

At the cutting-edge of technology, Salon's responsive design offers readers a seamless site experience across desktop, tablet and mobile and via our dedicated Salon apps – ensuring that thought leaders and influencers can keep up with the conversation. No matter where they are.

- 51.4% of Salon's traffic is mobile
- 549% Mobile browser growth in two years

Engagement, visit duration
- 3.19 minutes on Tablet
- 2.03 minutes on Smartphone

Platforms
- Responsive design website adjusts to fit mobile, tablet and desktop

Mobile & tablet are 90% of traffic

- iPhone App
- Android App
- iPad App

10% of Traffic


AT&T
11:40 AM
salon.com
100%
SALON
Check out our iPhone app! Download it here.
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JUNE QUARTER COMPETITOR TRAFFIC GROWTH

- Salon had the largest traffic growth among its competitive set
- Salon traffic grew 35% since March 2014 according to comScore Media Metrix
- Only three other sites had double-digit growth during the same period



Salon comScore Traffic 2013 - 2014
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
February
March
April
May
June
July
August
September
October
November
December
January
February
March
April
May
June

Site	March 2014	June 2014	% Change Since March 2014
SALON.COM	**9,231**	**12,435**	**35%**
GAWKER.COM	13,547	16,062	19%
BUSINESSINSIDER.COM	22,203	25,939	17%
POLITICO.COM	6,495	7,198	11%
BUZZFEED.COM	71,344	74,767	5%
WASHINGTONPOST.COM	31,587	32,357	2%
HUFFINGTONPOST.COM	87,616	88,122	1%
NYTIMES.COM	47,673	45,753	-4%
THEDAILYBEAST.COM	11,046	10,593	-4%
THEATLANTIC.COM	8,354	7,989	-4%
NBCNEWS.COM	40,899	38,256	-6%
NYMAG.COM	6,486	6,037	-7%
DAILYMAIL.CO.UK	42,957	39,938	-7%
DRUDGEREPORT.COM	5,314	4,723	-11%
FOXNEWS.COM	50,450	43,401	-14%
CNN.COM	82,712	70,567	-15%
SLATE.COM	18,230	15,303	-16%

Source: comScore, March, June 2014

THE SALON TEAM



Cindy Jeffers joined Salon in April 2012 from Huffington Post, where she was technical director. Hired first as CTO, it became clear Cindy had both the vision and the hands-on experience to transition Salon from traditional publishing to a technology-based media company that can take full advantage of its Internet platform. She was named CEO in June 2012.



Dave Daley joined Salon in 2011 as Executive Editor and became Editor-in-Chief in June 2013. He previously worked at newspapers and launched an e-publishing platform for short story writers.



Matt Sussberg, VP of Sales, joined Salon in June 2012 from Us Weekly, and before that, Huffington Post. Matt leads a team of 10 people in sales, planning and ad ops.



Betsy Hambrecht joined Salon as Interim CFO in July 2013. She has worked in finance (Goldman Sachs, Boom.com WRHambrecht+Co,) and was a founder of Asiacontent.com.

SALON

OUR BUSINESS

KEY FACTORS DRIVING GROWTH

- Advertising is the primary source of revenue accounting for 92% of revenues in FY14.
- Traffic increases are the main driver to revenue growth
- In June 2014, Salon reached its all-time high of 17.6 million unique visitors based on a shift to breaking news and a broader editorial offering. August followed with our second biggest month at 17.1 million unique visitors.
- Salon's sales team focuses on high-value sponsored content ad units
- Ads sold through ad networks monetize unused inventory
- New revenue streams being sought in events and other trials



Unique Visitors by Month
Comparative Annual Trend
17,144,814
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
January
February
March
April
May
June
July
August
September
October
November
December
2012
2013
2014

Source: Google Analytics

MAJOR REVENUE STREAMS

- Salon's major revenue source is advertising, accounting for 92% in FY14
- 45% of our direct advertising sales were generated by high value-add sponsored content with custom integrations including innovative content, slideshows, social media campaigns, dashboards, video and full-page takeovers in FY14
- A subscription program generated significant revenues in FY07-FY10, but the pay-wall suppressed growth of new readers so has been wound down
- In FY14, other income was mostly re-circulation partnerships and syndication revenue

Revenue Breakdown	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14
Advertising	5,413	5,434	5,195	2,967	3,584	3,010	3,320	5,533
Subscription & Other	2,339	2,079	1,679	1,324	622	467	321	471
Total revenues	$7,752	$7,513	$6,874	$4,291	$4,206	$3,477	$3,641	$6,004

Fiscal Year to March

FY09


31%
69%

FY14


8%
92%
Advertising
Subscription & Other

MAJOR EXPENSES

- Salon's major expenses are producing content and website operations, selling advertising, technology development, and G&A.
- In the past few years, the company has invested in content production and technology at the expense of G&A and Sales & Marketing

Expense Breakdown	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14
Production & Content	5,227	5,544	5,314	3,698	2,886	3,174	3,308	3,447
Sales and Marketing	1,984	2,757	2,925	2,738	1,464	1,517	1,521	1,917
Technology	826	829	763	861	914	974	1,310	1,505
General and Administrative	1,227	1,755	1,746	1,613	1,343	1,638	1,249	1,284
Total Operating Expense	$9,264	$10,885	$10,748	$8,910	$6,607	$7,303	$7,388	$8,153

Fiscal Year to March

FY09



7%
16%
50%
27%

FY14



16%
18%
42%
24%
Production & Content
Sales and Marketing
Technology
General and Administrative

IN GOOD COMPANY

Salon connects top tier advertisers with upscale intellectuals and influencers

NATIVE ADVERTISING

ORIGINAL CONTENT TAILORED TO ADVERTISERS' NEEDS

A dedicated team of writers collaborates closely with the advertiser to create original series, slideshows, infographics and more to bring brand content to readers in an organic way. All content is available cross-platform and is supported via Salon's promotional platforms and social profiles. Our original content partners have included Siemens, MINI, Glenlivet, and Hendrick's Gin, among others.



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Stories from a Warming Planet: Blackouts
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VIDEO CREATION & DISTRIBUTION

GROWING VIDEO CAPABILITIES

- Provide brands with a dynamic platform for sharing campaign messaging and an array of creative assets
- For the season two premiere of VICE, HBO leveraged Salon's video capabilities to encourage sampling of the show. The campaign included a rotational expanding video unit, in-banner video and a video overlay that was available across desktop, tablet and mobile.

IN-HOUSE CREATIVE TALENT

- Pairs a sensibility of our audience with great ideas, nimble execution and vibrant visuals
- Capability to create original video, multimedia and social media content
- Salon kicked off a signature Cadillac sponsorship with the creation of a two-part video series and launch of our new Innovation section, which features the best of what's next and the latest tech, music, fashion, science innovations



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SOCIAL MEDIA CAMPAIGNS

LIVE SOCIAL GALLERIES

- Salon utilizes social media in on-site modules and to drive viewership to native advertising stories
- Salon campaigns have included social content modules to pull in The Economist's tweets and a gallery of social media posts with #InspiredLife for a Cole Haan campaign that encouraged people to share the people, places and things that keep them inspired.


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American artist, Donald Judd, opens up his New York studio to the public. #Bornin1928 #Design... instagram.com/p/fu74bIOyZm/
My mission in life is not merely to survive, but to thrive; and to do so with some passion, some compassion, some humor and some style.
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EVENTS

As Salon seeks to connect with users in more ways, we have explored in-person events. The events aim to expand our brand awareness and provide additional products for our sales team to sell. We plan to roll out the following events in FY15:

- Inside Salon: Ongoing editorial event series hosted by Salon's most popular editors and writers in conversation with their most engaged readers.
- Happy Endings: Salon is re-launching this popular program with partner and writer/literary influencer Amanda Stern. Upcoming events feature readings from Zadie Smith and Lena Dunham.
- Future Makers: An ambitious program that will target larger paid audiences and advertising sponsors. To launch in 2015, the event will cover topics that resonate with Salon's readers ranging from 2016 elections, to independent film, to women in technology. Future Makers targets a cosmopolitan, affluent audience who are influencers that appeal to advertisers.
- Media partnerships: Salon is partnering with Trust Women and the PEN Literary Awards to increase awareness about the brand and strategically align with the values of our partners.